                                                                 EXHIBIT 10.4
                         FIRST AMENDMENT TO CREDIT AGREEMENT


    THIS FIRST AMENDMENT (the "Amendment") made as of June 19, 1997 by and among SAFEGUARD SCIENTIFICS, INC. ("SSI" or a "Borrower"), SAFEGUARD SCIENTIFICS (DELAWARE) INC. ("SSD" or a "Borrower"), PNC BANK, NATIONAL ASSOCIATION and the other lending institutions that are parties hereto (collectively, the "Lenders" and singly, a "Lender"), PNC BANK, NATIONAL ASSOCIATION, as issuer of letters of credit under the Credit Agreement (as herein defined) (in such capacity, "Issuer") and PNC BANK, NATIONAL ASSOCIATION, as administrative and collateral agent for the Issuer and Lenders under the Credit Agreement (in such capacity, "Agent").


                                 B A C K G R O U N D


    The parties, other than the Additional Lenders (as herein defined), are parties to that certain Credit Agreement dated as of September 13, 1996 (as amended to date, the "Credit Agreement"), and desire to amend the Credit Agreement in the manner hereinafter set forth. All capitalized terms used in this Amendment but which are not defined herein shall have the respective meanings given thereto in the Credit Agreement. Except to the extent otherwise set forth herein to the contrary, all of the terms hereof are effective as of the date hereof.

    NOW THEREFORE, the parties, INTENDING TO BE LEGALLY BOUND, agree as follows:

    1. Additional Lenders. Each of Wilmington Trust of Pennsylvania and First Union National Bank (each an "Additional Lender") hereby joins in the Credit Agreement for the purpose of becoming a "Lender" thereunder.
Accordingly:

         a. Each Additional Lender shall constitute a "Lender" for all purposes of the Credit Agreement, and the term "Lenders", as defined in the Credit Agreement, shall include, collectively with PNC Bank, National Association, CoreStates Bank, N.A., Mellon Bank, N.A. and First Bank National Association, each Additional Lender.

         b. Schedule "A" to the Credit Agreement, setting forth each Lender's "Pro Rata Percentage", is hereby replaced by Schedule "A" attached hereto.

    2. Revolving Loan Commitment. The definition of "Revolving Loan Commitment" set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

    " "Revolving Loan Commitment" - $150,000,000, as the same may be reduced pursuant to Section 2.2 hereof."

    3. Commitment Termination Date. The definition of "Commitment Termination Date" set forth in Section 1.1 of the Credit Agreement is hereby amended to mean May 31, 2001.

    4. Collateral Coverage. The definitions of "Collateral Coverage Base" and "Collateral Coverage Securities" set forth in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety as follows:

    "Collateral Coverage Base" - a dollar amount equal to the following percentages of the value of the Collateral Coverage Securities, in no event, however, to exceed the lesser of (i) as to Collateral Coverage Securities which constitute "margin stock" pursuant to Regulation U of the Board of Governors of the Federal Reserve System, 12 C.F.R. 221 et seq. ("Regulation U"), 50% (or the then maximum "loan value" for margin stock pursuant to Regulation U) of the value of such Collateral Coverage Securities, and (ii) the following dollar maximum specified for each type of Collateral Coverage Securities, provided that the following dollar maximum for such Collateral Coverage Securities will be inapplicable at such time as Borrowers own (directly or indirectly) less than 15% of the applicable issuing corporation's securities which have ordinary voting power for the election of directors (with an "N/A" designation in the "Maximum $" column below constituting Borrowers' representation to Lenders that Borrowers presently own less than 15% of the applicable issuing corporation's securities which have ordinary voting power for the election of directors):

         Securities             %            Maximum $
         --------------     -----------   ---------------

         CompuCom            33.33%         $75 Million
         Cambridge           50%            $75 Million
         Sybase              50%                 N/A
         Coherent            50%            $75 Million
         Tangram             25%            $10 Million
         USDATA              33.33%         $25 Million
         National Media      33.33%            N/A
         ISCG                33.33%            N/A
         Sanchez             25%            $25 Million
         Brandywine          25%               N/A
         Diamond             25%               N/A
         New Public          25%            $25 Million
          Companies

    "Collateral Coverage Securities" - Pledged Securities consisting of common stock issued by one or more of the following corporations but only as long as
(A) such securities are traded on a recognized national securities exchange, on the NASDAQ national or small-cap market or on the over-the-counter market and
(B) such

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

securities are not Restricted Securities;

              (i)    CompuCom Systems, Inc. ("CompuCom")
              (ii)   Cambridge Technology Partners, Inc.
              (iii)  Sybase, Inc. ("Sybase")
              (iv)   Integrated Systems Consulting Group, Inc. ("ISCG")
              (v)    Coherent Communications Systems Corporation
              (vi)   Tangram Enterprise Solutions, Inc. ("Tangram")
              (vii)  USDATA Corporation ("USDATA")
              (viii) National Media Corporation ("National Media")
              (ix)   Sanchez Computer Associates, Inc. ("Sanchez")
              (x)    Brandywine Real Estate Trust ("Brandywine")
              (xi)   Diamond Technology Partners Incorporated
                     ("Diamond")
              (xii)  New Public Companies

    5. Interest. Each reference in Section 2.8(c)(i)(B) of the Credit Agreement to "1.75 percentage points" is hereby amended by replacing each such reference with "1.25 percentage points", effective as of the date hereof for outstanding principal presently accruing interest at the LIBOR Rate as well as for LIBOR Rate elections hereafter made.

    6.   Covenant Amendments.

         a. Tangible Net Worth. Effective as of March 31, 1997, Section 6.8 of the Credit Agreement is amended and restated in its entirety as follows:

         "The Borrowers shall have and maintain Tangible Net Worth of not less than $190,000,000 as of March 31, 1997, increasing by 75% of after tax earnings for all periods after March 31, 1997 (determined on a cumulative basis), tested as set forth in Section 1.3 hereof."

         b. Guaranties. Effective as of January 1, 1997, Section 6.5(c) of the Credit Agreement is hereby amended by replacing the reference made therein to "Thirty Five Million ($35,000,000)" with "Fifty Million Dollars ($50,000,000)". Each Lender hereby waives noncompliance by Borrowers with the replaced covenant during the period commencing January 1, 1997 through the date hereof.

         c. Investments and Loans. Section 6.6(a)(i) of the Credit Agreement is hereby amended and restated in its entirety as follows:

             "(a)  (i)  The aggregate of all Investments may not

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             exceed $200,000,000 in the aggregate for Borrowers'
             fiscal years 1997 and 1998 and may not exceed $50,000,000 for each fiscal year thereafter."

    7. Consent of Lenders. Section 8.15(b) of the Credit Agreement is hereby amended by adding at the end thereof the following additional clause:

             "or (ix) knowingly waive or fail to enforce any Event of Default under Section 7.6(a) hereof, or fail to terminate all obligations of Lenders to make any further loans or other credit extensions under the Revolving Loan at any time after the occurrence of any Event of Default under
             Section 7.6(a) hereof or of any Default which with the lapse of time referred to in Section 7.6(a) hereof would constitute an Event of Default under Section 7.6(a)."

    8. Conditions. Concurrently herewith and as a condition to the effectiveness hereof, the Borrowers shall deliver the following (all documents to be in form and substance acceptable to the Lenders):

         a. Borrowers will execute and deliver to each Lender, including each Additional Lender, a promissory note in the face amount of such Lender's Pro Rata Percentage of the Revolving Loan Commitment, each of which promissory notes shall constitute one of the "Notes" for all purposes of the Credit Agreement; and

         b. The Borrowers shall deliver to Agent a certified copy of a Resolution of such Borrower's Board of Directors authorizing the execution and delivery of this Amendment and the other documents to be executed pursuant hereto.

    9. Reaffirmation. Except to the extent specifically modified hereby, the terms and conditions of the Credit Agreement shall remain unchanged and in full force and effect, and Borrowers hereby ratify and reaffirm all of their Obligations to each Lender (including the Additional Lenders) and to the Agent and the Issuer, and agree that the same are owing without setoff, counterclaim or other defense of any nature whatsoever.

    10. Counterparts. This Amendment may be executed in counterparts, each which shall be deemed to be an original but all of which together shall constitute but one and the same instrument.

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

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                        PNC BANK, NATIONAL ASSOCIATION, as Agent,
                             Lender and Issuer


                        By: /s/ Warren C. Engle, V.P.
                            -------------------------------------


                        CORESTATES BANK, N.A.


                        By: /s/ Richard C. Collins, V.P.
                            -------------------------------------

                        Address:  Great Valley Corporate Center
                                  55 Valley Stream Parkway, Suite 200
                                  Malvern, PA  19355
                                  Attn:  John Fessick, VP

                        Facsimile No:  610-251-5929


                        FIRST BANK NATIONAL ASSOCIATION


                        By: /s/ Christopher H. Patton
                            -------------------------------------

                        Address:  1st Bank Place
                                  601 2nd Avenue South, 7th Avenue
                                  Minneapolis, MN  55402-4302
                                  Attn:  Christopher Patton, CBO

                        Facsimile No:  612-973-0825


                        MELLON BANK, N.A.


                        By: /s/ Donald Cassidy, Jr., First V.P.
                            -------------------------------------

                        Address:  Mellon Bank Center
                                  Corporate Banking, 7th Floor
                                  1735 Market Street
                                  Philadelphia, PA  19106
                                  Attn:  Gilbert Mateer

                        Facsimile No: (215) 553-4899

                    [Signatures continued on next page]

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

                [Signatures continued from previous page]


                        WILMINGTON TRUST OF PENNSYLVANIA


                        By: /s/ Thomas J. Raymond
                            -------------------------------------

                        Address:  1522 McDaniel Drive
                                  West Chester, PA  19380
                                  Attn:  Thomas J. Raymond

                        Facsimile No.: (610) 431-1792

                        With copy to:

                        Banking Legal
                        Wilmington Trust Co.
                        1100 N. Market Street
                        Rodney Square
                        Wilmington, DE  19890

                        FIRST UNION NATIONAL BANK


                        By: /s/ Constantin E. Cherrny
                            -------------------------------------

                        Address:  123 South Broad Street
                                  Philadelphia, PA  19109
                                  Attn:  Carl Goelz

                        Facsimile No.:  (215) 985-3555


                        SAFEGUARD SCIENTIFICS, INC., a
                        Pennsylvania corporation


                        By: /s/ Michael W. Miles
                            -------------------------------------


                        Attest: /s/ John B. Wright
                                ---------------------------------



                             SAFEGUARD SCIENTIFICS (DELAWARE) INC.,
                        a Delaware corporation


                        By: /s/ Michael W. Miles
                            -------------------------------------


                         Attest: /s/ John B. Wright
                                ---------------------------------

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

                                  Schedule "A"



Lender                                Pro Rata Percentage
------                                -------------------

PNC Bank, National Association              55/150
CoreStates Bank, N.A.                       25/150
Mellon Bank, N.A.                           25/150
First Bank National Association             15/150
Wilmington Trust of Pennsylvania            15/150
First Union National Bank                   15/150



















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